                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 5, 1998
                                                -------------------------------

                             U.S. Technologies Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            0-15960                  73-1284747
-------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)


3901 Roswell Road, Suite 300, Marietta, Georgia                           30062
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code     (770) 565-4311
                                                  -----------------------------


-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to that certain Amended and Restated Stock Purchase Agreement, dated as of October 5, 1998 (the "Stock Purchase Agreement"), by and among Technology Manufacturing & Design, Inc., a Texas corporation ("TMD"), and GWP, Inc. ("GWP"), a Georgia corporation and acquisition subsidiary of U.S. Technologies Inc. (the "Company"), the Company acquired 51% of the capital stock of TMD on a fully diluted basis and thereby assumed control of TMD's operations. TMD is in the business of manufacturing certain specialized computer components and circuit boards, which is expected to serve as a complement to the Company's outsourcing operations through its wholly-owned subsidiary, Labor to Industry Inc.

         Pursuant to the terms of the Stock Purchase Agreement, GWP has agreed to purchase 19,000,000 shares of TMD's capital stock for an aggregate purchase price of $536,486, all of which was paid in cash out of working capital. The purchase price was determined through arms-length negotiations between the Company and TMD. In addition, GWP has agreed to infuse up to an additional $193,514 as paid-in capital to satisfy working capital shortfalls of TMD. Further, during the period beginning on October 5, 2000 and ending on October 5, 2001, on a date to be determined by GWP, GWP has agreed to purchase the remaining 49% interest from the TMD shareholders at a purchase price to be determined by a formula based on TMD's EBITDA. The transaction is scheduled to close on or before October 30, 1998.

         The foregoing description of the acquisition of the capital stock of TMD is qualified in its entirety by reference to the terms of the Stock Purchase Agreement attached as Exhibit 2.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:

         At the present time, it is impractical to provide the required financial statements for TMD as required by this Item 7 of Form 8-K. The Company will file such required financial statements under cover of Form 8-K/A as soon as practicable, but not later than December 19, 1998 (60 days after this Report is required to be filed).

         (b)      Pro Forma Financial Information:

         At the present time, it is impractical to provide the pro forma financial information relative to the TMD acquisition as required by Item 310 of Regulation S-K and this Item 7 of Form 8-K. The Company will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than December 19, 1998 (60 days after this Report is required to be filed).

         (c)      Exhibits:

         *2.1 Amended and Restated Stock Purchase Agreement, dated as of October 5, 1998, by and between Technology Manufacturing & Design, Inc. and GWP, Inc.


----------------

         * Certain Disclosure Schedules and Exhibits related to the Stock Purchase Agreement are omitted from this filing. U.S. Technologies Inc. agrees to supplementally furnish to the Commission upon request a copy of any omitted Disclosure Schedule or Exhibit.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       U.S. TECHNOLOGIES INC.



                                       By:  /s/ Kenneth H. Smith
                                          -------------------------------------
                                          Kenneth H. Smith, President and Chief
                                          Executive Officer

Dated:   October 19, 1998
      ------------------------

                                 EXHIBIT INDEX



Exhibit                                                                               Sequential
Number                          Description of Exhibit                                 Page No.
-------                         ----------------------                                ----------

  2.1      Amended and Restated Stock Purchase Agreement, dated as of
           October 5, 1998 by and between Technology Manufacturing &
           Design, Inc. and GWP, Inc.